SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

October 1, 2002
Date of Report
(Date of earliest event reported)

AUTOZONE, INC.
(Exact name of registrant as specified in its charter)

Nevada	1-10714	62-1482048
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

123 South Front Street
Memphis, Tennessee 38103
(Address of principal executive offices) (Zip Code)

(901) 495-6500
Registrant's telephone number, including area code

(not applicable)
Former name, former address and former fiscal year, if changed since last report.

Item 7. Financial Statements and Exhibits
(c) Exhibits

3.1	Third Amended and Restated By-laws of AutoZone, Inc.

10.1
Five-Year Credit Agreement dated as of May 23, 2000, among AutoZone, Inc., as borrower, the several lenders from time to time party thereto, and Bank of America, as Administrative Agent and The Chase Manhattan Bank, as Syndication Agent.  Incorporated by reference to Exhibit 10.1 to the Form 10-Q for the quarter ended May 6, 2000.

10.2
Amendment No. 1 dated May 23, 2001, to Five-Year Credit Agreement dated as of May 23, 2000, among AutoZone, Inc., as borrower, the several lenders from time to time party thereto, and Bank of America, as Administrative Agent and The Chase Manhattan Bank, as Syndication Agent.  Incorporated by reference to Exhibit 10.20 to the Form 10-K for the fiscal year ended August 25, 2001.

10.3
Amendment No. 2 dated August 9, 2002, to Five-Year Credit Agreement dated as of May 23, 2000 (as amended by that certain Amendment No. 1 to Five-Year Credit Agreement dated May 23, 2001) among AutoZone, Inc., as borrower, the several lenders from time to time party thereto, and Bank of America, as Administrative Agent and The Chase Manhattan Bank, as Syndication Agent.

10.4
Amended and Restated Credit Agreement dated as of May 21, 2002, among AutoZone, Inc., as Borrower, the several lenders from time to time party thereto, and Fleet National Bank, as Administrative Agent, and JPMorgan Chase Bank, as Syndication Agent.

*10.5	Employment and Non-Compete Agreement with Brett D. Easley dated November 16, 2000. Incorporated by reference to Exhibit 10.2 to the Form-Q for the quarter ended November 18, 2000.

*10.6	Employment and Non-Compete Agreement with Robert D. Olsen dated November 9, 2000. Incorporated by reference to Exhibit 10.2 to the Form-Q for the quarter ended November 18, 2000.

*10.7	Employment and Non-Compete Agreement with William C. Rhodes, III dated June 20, 2001.
______________________________

        *Management contract or compensatory plan or arrangement.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

    AUTOZONE, INC.

                                                                                By:  /s/  Harry L. Goldsmith

                                                                                        Harry L. Goldsmith
                                                                                        Senior Vice President, General Counsel
                                                                                        and Secretary-Customer Satisfaction
Dated:    October 1, 2002

EXHIBIT INDEX

3.1	Third Amended and Restated By-laws of AutoZone, Inc.

10.1
Five-Year Credit Agreement dated as of May 23, 2000, among AutoZone, Inc., as borrower, the several lenders from time to time party thereto, and Bank of America, as Administrative Agent and The Chase Manhattan Bank, as Syndication Agent.  Incorporated by reference to Exhibit 10.1 to the Form 10-Q for the quarter ended May 6, 2000.

10.2
Amendment No. 1 dated May 23, 2001, to Five-Year Credit Agreement dated as of May 23, 2000, among AutoZone, Inc., as borrower, the several lenders from time to time party thereto, and Bank of America, as Administrative Agent and The Chase Manhattan Bank, as Syndication Agent.  Incorporated by reference to Exhibit 10.20 to the Form 10-K for the fiscal year ended August 25, 2001.

10.3
Amendment No. 2 dated August 9, 2002, to Five-Year Credit Agreement dated as of May 23, 2000 (as amended by that certain Amendment No. 1 to Five-Year Credit Agreement dated May 23, 2001) among AutoZone, Inc., as borrower, the several lenders from time to time party thereto, and Bank of America, as Administrative Agent and The Chase Manhattan Bank, as Syndication Agent.

10.4
Amended and Restated Credit Agreement dated as of May 21, 2002, among AutoZone, Inc., as Borrower, the several lenders from time to time party thereto, and Fleet National Bank, as Administrative Agent, and JPMorgan Chase Bank, as Syndication Agent.

*10.5	Employment and Non-Compete Agreement with Brett D. Easley dated November 16, 2000. Incorporated by reference to Exhibit 10.2 to the Form-Q for the quarter ended November 18, 2000.

*10.6	Employment and Non-Compete Agreement with Robert D. Olsen dated November 9, 2000. Incorporated by reference to Exhibit 10.2 to the Form-Q for the quarter ended November 18, 2000.

*10.7	Employment and Non-Compete Agreement with William C. Rhodes, III dated June 20, 2001.
______________________________

        *Management contract or compensatory plan or arrangement.